As filed with the Securities and Exchange Commission on March 2, 1999.
                                                        File No.    2-88543
                                                        File No.   811-3931
===========================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM N-1A

      Registration Statement Under The Securities Act of 1933           [X]
                Pre-Effective Ammendment No.                            [ ]
                Post-Effective Amendment No. 18                         [X]
      Registration Statement Under The Investment Company Act of 1940   [X]
                Amendment No. 18                                        [X]

                           ______________________

                             CLIPPER FUND, INC.
       (Exact Name of Registrant as Specified in Charter)
       9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210 (Address of Principal Executive Office) (Zip Code)
       Registrant's Telephone Number including Area Code: (800) 776-5033

                              JAMES H. GIPSON
                   9601 Wilshire Boulevard, Suite 800
                   Beverly Hills, California  90210
                 (Name and Address of Agent for Service)
                      ______________________________

          It is proposed that this filing will become effective
                          (check as appropriate)
                 [ ]  immediately upon filing pursuant to paragraph (b)
                 [ ]  on ________, 19__ pursuant to paragraph (b)
                 [X]  60 days after filing pursuant to paragraph (a)(1)
                 [ ]  on (date) pursuant to paragraph (a)(1)
                 [ ]  75 days after filing pursuant to paragraph (a)(2)
                 [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485
                      ______________________________

          If appropriate, check the following box:
                 [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 Title of Securities Being Registered ____________________ Omit from the facing sheet reference to the other Act if the Registration Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

        Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously registered shares under the
        Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1998 on or before February 28, 1999.
                      ______________________________

                  Please Send Copy of Communications to:
                            Julie Allecta, Esq.
                   c/o Paul Hastings, Janofsky & Walker LLP
                              333 Bush Street
              San Francisco, California 94104 (415) 772-6000

                             CLIPPER FUND, INC.
                           CROSS REFERENCE SHEET
                         (as required by Rule 404)
N-1A
ITEM NO.                        ITEM                      LOCATION
--------                        ----                      --------

PART A:  INFORMATION REQUIRED IN THE PROSPECTUS
Item 1.  Cover Page. . . . . . . . . . . . . . . . .   Cover Page

Item 2.  Synopsis. . . . . . . . . . . . . . . . . ..  Synopsis; Expense Table

Item 3.  Condensed Financial Information. . . . . . .  Financial Highlights

Item 4.  General Description of Registrant. . . . . .  Synopsis;
                                                       Investment Advisory
                                                       and Other Services;
                                                       Investment Objective
                                                       and Policies;
                                                       Additional Information

Item 5.  Management of the Registrant. . . . . . . . . Management; Investment
                                                       Advisory and
                                                       Other Services;
                                                       Back Cover Page

Item 6.  Capital Stock and Other Securities. . . . . . Description of
                                                       Capital Stock;
                                                       Dividends, Distributions
                                                       and Taxes;
                                                       Additional Information

Item 7.  Purchase of Securities Being Offered. . . . . Purchase of Shares;
                                                       Determination of
                                                       Net Asset Value;
                                                       Purchase of Shares

Item 8.  Redemption or Repurchase. . . . . . . . . . . Redemption of Shares:
                                                       Telephone Redemptions

Item 9.  Pending Legal Proceedings . . . . . . . . . . Not Applicable

PART B: INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

Item 10. Cover Page . . . . . . . . . . . . . . . . .  Cover Page

Item 11. Table of Contents. . . . . . . . . . . . . .  Table of Contents

Item 12. General Information and History . . . . . . . Not Applicable

Item 13. Investment Objectives and Policies. . . . . . Investment Objective
                                                       and Policies

Item 14. Management of the Registrant. . . . . . . . . Prospectus-
                                                       Management of the Fund

Item 15. Control Persons and
         Principal Holders of Securities . . . . . . . Principal Holders
                                                       of Securities

Item 16. Investment Advisory and Other Services. . . . Prospectus-Investment
                                                       Advisory and Other
                                                       Services; Statement
                                                       -Back Cover Page;
                                                       Investment Advisory
                                                       and Other Services;

Item 17. Brokerage Allocation and Other Practices. . . Brokerage Allocation
                                                       and Other Practices

Item 18. Capital Stock and Other Securities. . . . . . Prospectus-
                                                       Redemption of Shares;
                                                       Telephone Redemptions
                                                       Statement-Additional
                                                       Information
                                                       Capital Stock and
                                                       Other Securities

Item 19. Purchase, Redemption and Pricing
         of Securities Being Offered. . . . . . . . .  Prospectus-
                                                       Purchase of Shares
                                                       Statement-Purchases,
                                                       Redemption and Pricing
                                                       of Shares being Offered

Item 20. Tax Status  . . . . . . . . . . . . . . . . . Prospectus-Dividends,
                                                       Distributions and Taxes
                                                       Statement-Tax Status

Item 21. Underwriters. . . . . . . . . . . . . . . . . Not Applicable

Item 22. Calculation of Performance Data. . . . . . .  Performance Information

Item 23. Financial Statements. . . . . . . . . . . . . Financial Statements

PART C: OTHER INFORMATION
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                   [CLIPPER FUND(TM) LOGO APPEARS HERE]

                           P R O S P E C T U S

                             April 30, 1999

Clipper Fund (the "Fund") is a non-diversified, open-end management investment company known as a "mutual fund." The objective of the Fund is to provide long-term growth of capital. The Fund seeks to achieve its objective by investing in a concentrated portfolio of stocks that, in the opinion of the Adviser, are significantly undervalued.

There can be no assurance the Fund will achieve its stated objective.

Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" (SAI) containing additional information about the Clipper Fund has been filed with the Securities and Exchange Commission. The SAI is dated April 30, 1999 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact Pacific Financial Research, Inc. at 1-800-776-5033.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES

The Fund does not charge shareholder transaction fees. However, the following table illustrates expenses and fees that a shareholder of the Fund would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASES OF SHARES.")

Shareholder Transaction Expenses

     Sales Load Imposed on Purchases                       NONE
     Sales Load Imposed on Reinvested Dividends            NONE
     Deferred Sales Load                                   NONE
     Redemption Fees                                       NONE
     Exchange Fee                                          NONE

Annual Fund Operation Expenses (As a % of Average Net Assets)

     Investment Advisory Fees                              1.00%
     12b-1 Fees                                            NONE
     Other Expenses                                        0.06%
                                                           ----
     Total Operating Expenses                              1.06%
                                                           ====

EXAMPLE

The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming a 5% annual rate of return and redemption at the end of each time period. The Fund charges no redemption fees of any kind.

                        1 Year     3 Years    5 Years    10 Years
                        ------     -------    -------    --------
      Clipper Fund       $11         $34        $58        $129

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

PROSPECTUS SUMMARY

Please read the complete Prospectus carefully before investing. If you have any questions after reading the Prospectus, please contact Pacific Financial Research, Inc. at 1-800-776-5033.

INVESTMENT ADVISER

Pacific Financial Research, Inc., the investment adviser to the Fund (the "Adviser"), has been in the investment management business since 1980. The Adviser provides investment advice to corporate pension funds, endowments, foundations, and individuals. The Adviser currently manages over $5.5 billion in assets (see "INVESTMENT ADVISER").

PURCHASE OF SHARES

Shares of the Fund are offered by the Fund to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the fund. The minimum initial investment is $5,000. The minimum for subsequent investments is $1000. The minimum initial investment for IRA accounts is $2,000. The minimum initial investment for spousal IRA accounts is $200. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES")

DIVIDENDS AND DISTRIBUTIONS

The Fund will normally distribute substantially all of its net investment income and any realized net capital gains annually. Distributions will be reinvested in Fund shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS

Shares of the Fund may be redeemed at any time, without cost, at the net asset value of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price (See "REDEMPTION OF SHARES").

RISK FACTORS

The value of a Fund's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which a Fund invests. Prossective investors should consider the following:

       (1) the Fund may invest in securities of foreign issuers, which will be subject to additional risk factors not applicable to securities of U.S. issuers (See INVESTMENT POLICIES - FOREIGN INVESTMENTS").

       (2) in general, the Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of Fund turnover may result in additional transaction costs and the realization of capital gains (See "FUND TURNOVER").

       (3) the Fund may use various investment practlces, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities and lending of securities (See "OTHER INVESTMENT POLICIES").

       (4) since the Fund is non-diversified and may invest in a smaller number of issuers, the value of the Fund's shares may fluctuate more than other mutual funds because of changes in financial condition or market assessment of a single issuer.

INVESTMENT OBJECTIVE

The objective of the Fund is to provide long-term capital growth.
The Fund seeks to achieve its objective by investing in a concentrated portfolio of stocks that, in the opinion of the Adviser, are undervalued. There can be no assurance that the Fund will achieve its stated objective.

INVESTMENT POLICIES

The Adviser will seek to meet the investment objective of the Fund by investing primarily in securities that are considered by the Adviser to have potential for long-term capital appreciation. Among such investments, the Fund will emphasize the purchase of common stock, convertible long-term corporate debt obligations, convertible preferred stock, and warrants that the Adviser believes are undervalued and appear to offer the potential of furthering the Fund's goal of long-term capital growth.

Balance sheet strength and the ability to generate earnings and free cash flow are the major factors in appraising an investment, and little weight is given to current dividend income. Investors should understand that market risks are inherent in all securities in varying degrees. Therefore, there can be no assurance that the Adviser will be successful in meeting the investment objective of the Fund.

As to any specific investment, the Adviser's investment approach is very research intensive and includes meeting with management, competitors and customers, and preparing detailed valuation models for each company researched. The valuation models attempt to calculate a company's intrinsic value based on private market transaction and discounted cash flow valuations. The Adviser focuses on dominant companies generating excess cash flow with good management in industries that are often "out-of-favor" in the investment community. However, there can be no assurance that the judgement of the Adviser as to intrinsic value is correct.

Companies are only added to the Fund when their share price trades below the Adviser's estimate of intrinsic value. Companies are sold when their share price reaches the Adviser's estimate of intrinsic value. The investment discipline is no guarantee by the Adviser against a loss of capital.

The Adviser believes that concentrated portfolios produce superior long-term performance. The Adviser concentrates on its best investment ideas; therefore, the Fund will be more concentrated than the average equity fund. The Fund is defined as a "non-diversified" mutual fund. (See "INVESTMENT LIMITATIONS".) The Fund generally contains between 15 and 35 stocks. These positions are generally held for extended periods in time.

The Fund may invest in special situations in which the Adviser believes the value of the securities of the particular company will appreciate within a reasonable period because of unique circumstances applicable to that company. Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole. Special situations might include liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints, material litigation, technological breakthroughs or temporary production or product introduction problems, natural disaster, sabotage or employee error, new management or management policies, or any other events that could change or temporarily hamper the ongoing operations of a company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Of course, there is no guarantee that investing in companies subject to special situations will help the Fund achieve its objective since the market price of such securities may never reflect any perceived intrinsic values.

The Adviser expects that a majority of investments in the Fund will be in U.S.-based companies; however, from time to time shares of foreign based companies may be purchased if they meet the Fund's investment criteria.

OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-l or Prime-2 by Moody's Investors Service or if unrated, determined by the Advisor to be of comparable quality.

Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Fund. Each Fund will not invest in any security issued by a commercial bank unless:

     (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies.

     (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation.

     (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities that may be purchased by each Fund.

REPURCHASE AGREEMENT

The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Fund buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities, subject to the agreement, at 100% of the repurchase price. The value of the securities will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Fund to experience a loss or delay in the liauidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liauidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

LENDING OF SECURITIES

The Fund may lend its investment securities to qualified institutional investors as a means of earning income. The Fund will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Fund is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Fund will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

The Fund may purchase and sell securities on a "when-issued," "delayed settlement", or "forward delivery" basis. When-issued or forward delivery refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by the Fund until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Fund will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Fund may earn income on securities it has deposited in a segregated account.

The Fund engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices - not to increase its investment leverage.

FUND TURNOVER

The Fund turnover rate is not expected to exceed 75%. In addition to trading costs, higher rates of Fund turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Fund will not normally engage in short-term trading, but reserves the right to do so.

INVESTMENT COMPANIES

The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management fee paid by the Fund.

FOREIGN SECURITIES

Investing in foreign securities, including ADR's, may involve additional risks and considerations which are not typically associated with investing in securities issued by U.S. companies. Since stocks of foreign companies are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and may incur costs in connection with conversions between various currencies.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgements against foreign issuers.

ADR's are securities, typically issued by a U.S. financial institution
(a "depositary"), that evidence ownership interests in a security or pool of securities by a foreign issuer (the "underlying issuer~) and deposited with the depositary. While ADR's are U.S. dollar-denominated, the underlying companies are still subject to the risks above.

ADR's may be "sponsored" or "unsponsored." Sponsored ADR's are established jointly by a depositary and the underlying issuer, whereas unsponsored ADR's may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited security or pool of securities.

Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are non-fundamental and the Trustees may change such policies without an affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act").

INVESTMENT LIMITATIONS

The Fund will not:

      (a) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

      (b) invest more than 25% of its assets within a single industry; however, there are no limitations on investments issued or guaranteed by the U.S. Government and its agencies when the Fund adopts a temporary defensive position;

      (c) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its Fund securities to banks, brokers, dealers and other financial institutions so long as loans are made in compliance with the 1940 Act, as amended, or the rules and regulations or interpretations of the SEC;

      (d) (1) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Fund's gross assets valued at the lower market or cost, and (2) the Fund may not purchase additional securities when borrowings exceed 5% of total assets; or

      (e) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

The investment objectives of the Fund are non-fundamental and may be changed without shareholder approval. Except for limitations (b), (c) and (d)(1), the Fund's investment limitations and policies described in this Prospectus and in the SAI are non-fundamental and my be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limitations described in here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction.

The Fund is a "non-diversified" mutual fund and therefore is not required to meet any diversification requirements under the Investment Company Act of 1940, as amended. The Fund nevertheless intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code").

PURCHASE OF SHARES

Shares of the Fund are offered directly from the Fund, without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $5,000. The minimum initial investment for IRA accounts is $2,000. Certain exceptions may be permitted by the officers of the Fund.

Shares of the Funds may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Fund were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in the Fund.

Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by National Financial Data Services, Inc. by such time, the Service Agent could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

Complete and sign an Account Registration Form and mail it together with a check made payable to "Clipper Fund" to:

The Clipper Fund
C/O National Financial Data Services, Inc.
P.O. Box 419152
Kansas City, MO 64141-6152

Payment for purchases of shares received by mail will be credited to an account at the next share price calculated for the Fund after receipt. The Fund will not accept third-party checks to purchase shares. If you purchase shares by check, please be sure that your check is made payable to "Clipper Fund."

OTHER PURCHASE INFORMATION

Investments received by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient
Fund management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if the Fund's management determine that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Purchases of shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

REDEMPTION OF SHARES

Shares may be redeemed by mail or telephone at any time, at the net asset value of the Fund next determined after receipt of the redemption request. Any redemption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Fund.

BY MAIL

Address requests for redemption to the Clipper Fund(TM), c/o National Financial Data Services, Inc. Requests to redeem shares must include:

     (a)  share certificates, if issued;

     (b) a letter of instruction or an assignment specifying the number of shares or dollar amounts to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (c)  any required signature guarantees (see "SIGNATURE
          GUARANTEES");

     (d) any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

A redemption request by telephone requires the following:

     (a) establish the telephone redemption privilege by completing appropriate sections of the Account
          Registration Form;

     (b) call the Fund and instruct that the redemption proceeds be mailed to your bank.

The following tasks cannot be accomplished by telephone:

     (a) changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

     (b)  redemption of certificated shares.

The Fund and its transfer and servicing agent, (NFDS), will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or NFDS may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or NFDS do not employ the procedures described above. Neither the Fund nor NFDS will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

Signature guarantees are required for redemptions:

Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by National Financial Data Services, Inc. or a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of Fund securities received in payment of redemptions.

The Fund reserves the right to liquidate any account that is below the required minimum initial investment amount as set forth in the Prospectus where the reduction in value has occurred due to a redemption out of the account. If at any time your total investment does not have a value of at least the required minimum initial investment amount, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

An Automatic Investment Plan permits shareholders of the Fund with a minimum value of $5,000 or more to purchase shares automatically ($150 minimum monthly investment) at regular intervals selected by the shareholder.
Provided the shareholder's bank or other financial institution allows automatic withdrawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investment made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the National Financial Data Services, Inc. at 1-800-432-2504 and mail it to Clipper Fund(TM) c/o National Financial Data Services, Inc. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Clipper Fund(TM) c/o National Financial Data Services, Inc., P.O. Box 419152, Kansas City, MO 64179-9836. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder ($150 minimum monthly withdrawal) is automatically redeemed from the shareholder's account either monthly, quarterly, semi annually or annually. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or financial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA)

Traditional IRA plans are available to individuals whether or not they participate in other qualified reetirement plans. An individual under age
70 1/2 generally may contribute into an IRA each year the lesser of $2,000 or 100% of compensation. The contribution may or may not be tax deductible depending on the individual's adjusted gross income and other factors. If the contribution is deductible, it is not taxed until it is later distributed. Whether or not the contribution is deductible, earnings from such contributions generally will still be tax-deferred. There is generally a 10% penalty tax on early distributions other than for death or disability before age 59 1/2.

An investor should contact the Fund for further information concerning IRA plan investments. A package describing both the traditional IRA and ROTH IRA are available upon request. A brochure describing the above plan and materials for establishing an IRA account are available upon request. A required disclosure statement describing relevant tax and other information will be provided with the appropriate forms and instructions, all of which should be read carefully. The investor's tax adviser should be consulted as well.
State Street Bank and Trust Company has agreed to act as trustee for plans that invest in the Fund for a fee of $10 a year per participant account.

Beginning January 1, 1998, the ROTH IRA is now available. A ROTH IRA can be used instead of a Regular IRA, to replace an existing Regular IRA, or complement a Regular IRA. Please consult with your tax professional to determine which IRA is right for you. Please note that we require a $2,000 minimum to open an IRA.

VALUATION OF SHARES

The net asset value of the Fund is determined by dividing the value of the Fund's assets, less any liabilities, by the number of shares outstanding attributable to the Fund. The net asset value per share of the Fund is determined daily following the close of regular trading on the New York Stock Exchange (NYSE), which currently is 4:00 p.m., Eastern Time, or on each day that the NYSE is open for business.

Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines the amortized cost reflects fair value.

The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using method determined by the Trustees.

PERFORMANCE CALCULATIONS

The Fund measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calculated separately for each class of a Fund.

Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains.
A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the Fund's SAI. This information may also be included in sales literature and advertising.

The Fund's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Contact National Financial Data Services, Inc. at the address or telephone number on the cover of this Prospectus.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund will normally distribute substantially all of its net investment income and any realized net capital gains, to shareholders annually.

All dividends and capital gains distributions will be automatically reinvested in additional shares unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES

The Fund intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

Dividends paid by the Fund from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not yet complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Account Registration Form or on a separate form supplied by the Fund.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. These taxes reduce dividends but are included in the taxable income reported on your tax statement if the Fund qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

INVESTMENT ADVISER

Pacific Financial Research, Inc., ("PFR")(the "Adviser"), a Massachusetts corporation, is located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and has been providing investment management services to corporations, pension funds, endowments, foundations, individuals and institutions since 1981. As of the date of this Prospectus, the Adviser had over $6.6 billion in assets under management.

The Fund is managed by a team of investment professionals. This team is primarily responsible for the day-to-day management of the Fund and a description of their academic background and business experience follows:

James Gipson - Jim received his B.A. and M.A. degrees in Economics with honors from the University of California, Los Angeles, and his M.B.A. degree with honors from Harvard Business School. Before entering the investment industry, he served as an officer in the U.S. Navy and as a consultant for McKinsey & Co. Before founding PFR in 1980, he was a Fund manager at Source Capital Co. and at Batterymarch Financial. He authored "Winning the Investment Game: A Guide for All Seasons". Jim is President and is a principal of PFR.

Michael Sandler - Michael received his B.B.A. with distinction, M.B.A. and
J.D. degrees from the University of Iowa. He spent two years with International Harvester as a Manager of Asset Redeployment and one year with Enterprise Systems, Inc. as Vice President of Business Development. Michael is a member of the Iowa Bar. He joined PFR as an analyst in 1984. He currently serves as Vice President and Fund Manager and is a principal of PFR.

Bruce Veaco - Bruce graduated summa cum laude from the University of California, Los Angeles with a B.A. degree in economics. He spent five years as a certified public accountant in the Los Angeles office of Price Waterhouse where he was an Audit Manager. Bruce received his M.B.A. degree from Harvard Business School before joining PFR in 1986 as an analyst. He currently serves as Vice President and Fund Manager and is a principal of PFR.

Douglas Grey - Doug received his B.E. cum laude in Mechanical/Materials Engineering and Economics from Vanderbilt University, and his M.B.A. from the University of Chicago. He was a General Motors Scholar and worked for General Motors as a design analysis engineer. Doug joined PFR as an analyst in 1986. He currently serves as Vice President and Fund Manager and is a principal of PFR.

Peter Quinn - Peter received his B.S. degree in Finance from Boston College and his M.B.A. degree from the Peter F. Drucker Management Center at the Claremont Graduate School. He joined PFR as Research Associate in 1987.
He currently serves as Vice President and Fund Manager and is a principal of PFR.

Under an Investment Advisory Agreement (the "Agreement") with the Fund, the Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser must adhere to the stated investment objectives and policies of the Fund, and is subject to the control and supervision of the Fund's Board of Trustees.

As compensation for its services as an Adviser, the Fund pays the Adviser an annual fee in monthly installments of 1% of the Fund's average daily net assets.

ADVISER'S HISTORICAL PERFORMANCE

Below are financial highlights of the Fund's performance provided by the Adviser. The Financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report covering the most recent five years is incorporated by reference in the Statement of Additional Information.

                               FINANCIAL HIGHLIGHTS

The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report covering the most recent five years is incorporated by reference in the Statement of Additional Information. The financial highlights should be read in conjunction with the Fund's latest annual financial statements, including the related notes, which are also incorporated by reference in the Statement of Additional Information.

                                                  Year Ended December 31,
                                      --------------------------------------------
                                      1993      1992      1991       1990      1989
                                      ----      ----      ----       ----      ----
Per Share Data:
 Net asset value,
    beginning of period             $51.74    $48.10    $38.80     $43.45    $37.74
                                    ------    ------    ------     ------    ------
 Income from investment operations:
    Net investment income             0.76      0.95      1.18       1.09      1.00

    Net realized and unrealized
    gain (loss) on securities         5.00      6.66     11.27      (4.39)      7.26
                                    ------     -----     -----      -----      -----

 Total from investment operations     5.76      7.61     12.45      (3.30)      8.26

 Less distributions:
    Dividends from net
    investment income                (0.75)    (0.95)    (1.18)     (1.14)     (1.00)

    Distributions from net
    realized gain on securities      (6.73)    (3.02)    (1.91)     (0.21)     (1.55)

    Return of capital                    -         -     (0.06)         -          -
                                    ------    ------    ------     ------     ------

Net asset value, end of period      $50.02    $51.74    $48.10     $38.80     $43.45
                                    ======    ======    ======     ======     ======

Total Return                          11.1%     15.8%     32.1%     (7.6%)     21.9%

Ratios and Supplemental Data:
Net assets ($000's),
  end of period                   $271,863  $209,878  $161,348   $125,149   $128,443

Ratio of expenses
  to average net assets               1.11%     1.12%     1.15%     1.15%       1.17%

Ratio of net investment income
  to average net assets               1.41%     2.02%     2.67%     2.71%       2.51%

Portfolio turnover rate                 64%       46%       42%       23%         26%

Number of shares outstanding
  at end of period (000's)           5,435     4,057     3,354     3,225       2,956

Average commission rate
  (cents per share)                    N/A       N/A       N/A       N/A         N/A

                                                  Year Ended December 31,
                                      --------------------------------------------
                                      1998      1997      1996      1995      1994
                                      ----      ----      ----      ----      ----
Per Share Data:
 Net asset value,
    beginning of period             $76.86    $67.57    $60.74     $46.09    $50.02
                                    ------    ------    ------     ------    ------
 Income from investment operations:
    Net investment income             1.64      1.36      0.83       0.76      0.71

    Net realized and unrealized
    gain (loss) on securities        11.36     19.12     11.10      20.07     (1.93)
                                    ------    ------     -----      -----     -----

 Total from investment operations    13.00     20.48     11.93     20.83      (1.22)

 Less distributions:
    Dividends from net
    investment income                (1.63)    (1.36)    (0.83)    (0.76)     (0.71)

    Distributions from net
    realized gain on securities     (12.86)    (9.83)    (4.27)    (5.42)     (2.00)

    Return of capital                    -         -         -         -          -
                                    ------    ------    ------    ------     ------
Net asset value, end of period      $75.37    $76.86    $67.57    $60.74     $46.09
                                    ======    ======    ======    ======     ======

Total Return                          19.2%     30.2%     19.4%     45.2%      (2.4%)

Ratios and Supplemental Data:
Net assets ($000's),
  end of period                  $1,232,319  $824,083  $542,753  $403,526   $247,057

Ratio of expenses
  to average net assets               1.06%     1.08%     1.08%     1.11%     1.11%

Ratio of net investment income
  to average net assets               2.13%     1.84%     1.32%     1.39%     1.41%

Portfolio turnover rate                 65%       31%       24%       31%       45%

Number of shares outstanding
  at end of period (000's)          16,350    10,721     8,033     6,643     5,360

Average commission rate
  (cents per share)                 $0.046   $0.048     $0.049    $0.050         -

FUND TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Fund. If consistent with the interests of the Fund, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Fund in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction. These commissions will be paid by the Fund in compliance with the Securities Exchange Act of 1934, as amended. The Adviser will determine, in good faith, that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and the Adviser's other clients. Although not a typical practice, the Adviser may place Fund orders with qualified broker-dealers who refer clients to the Adviser.

If a purchase or sale of securities with the investment policies of the Fund and one or more other clients served by the Adviser are considering a purchase at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Trustees.

ADDITIONAL INFORMATION

The Fund was incorporated in California on December 1, 1983.

Each of the Fund's capital shares is redeemable and has equal dividend, distribution, liquidation, and voting rights. The Fund currently intends to have annual shareholder meetings. Shareholders are entitled to one vote per share on all matters voted on by Fund shareholders, except that cumulative voting rights apply if properly asserted in the election of directors. Please refer to "Capital Stock and Other Securities" in the Statement of Additional Information.

No person has been authorized to give any information or to make any representation with respect to the Fund other than those contained in the Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The Fund's Annual Report for tthe fiscal year ended December 31, 1998 contains additional performance information. This Annual Report is available without charge upon request.

CUSTODIAN

State Street Bank and Trust Company serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

Ernst & Young LLP serves as the independent auditor for the Fund.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be made by contacting the Funds transfer and shareholder servicing agent, National Financial Data Services, Inc.
at the address or telephone number on the cover of this Prospectus.

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's
Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

==============================================================================

CLIPPER FUND(TM)
9601 Wilshire Boulevard
Beverly Hills, California 90210                    CLIPPER FUND(TM)
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet:	www.clipperfund.com
SEC File No. 811-3931

INVESTMENT ADVISER                        [CLIPPER FUND(TM) LOGO APPEARS HERE]
Pacific Financial Research

DIRECTORS
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee
F. Otis Booth, Jr.

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 419152
Kansas City, Missouri 64141-6152
(800) 432-2504

Overnight Address:
330 W. 9th Street, 4th Fl.
Kansas City, MO  64105

CUSTODIAN                                               P R O S P E C T U S
State Street Bank and Trust Company
                                                          April 30, 1999
COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

===============================================================================

                     [CLIPPER FUND(TM) LOGO APPEARS HERE]

                     STATEMENT OF ADDITIONAL INFORMATION

                                April 30, 1999

                               TABLE OF CONTENTS

                                                              PAGE
INVESTMENT OBJECTIVE AND POLICIES...............................2

OTHER INVESTMENT RESTRICTIONS...................................4

PRINCIPAL SHAREHOLDERS OF SECURITIES............................6

MANAGEMENT OF THE REGISTRANT....................................7

INVESTMENT ADVISORY AND OTHER SERVICES..........................8

BROKERAGE ALLOCATION AND OTHER PRACTICES........................10

CAPITAL STOCK AND OTHER SECURITIES..............................11

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED....11

PERFORMANCE INFORMATION.........................................13

TAX STATUS......................................................14

FINANCIAL STATEMENTS............................................15

MISCELLANEOUS INFORMATION.......................................15

-----------------------------------------------------------------------
   This Statement of Additional Information is not a Prospectus
   but is to be read in conjunction with the Prospectus for Clipper Fund(TM) ("Fund") dated April 30, 1999. A copy of the Prospectus may be obtained from Clipper Fund,(TM) 9601 Wilshire Boulevard, Beverly Hills, California 90210.
-----------------------------------------------------------------------

                     INVESTMENT OBJECTIVE AND POLICIES

Information regarding the Fund's investment objective and policies is contained under the caption "Investment Objective and Policies" of the Prospectus dated April 30, 1999 (the "Prospectus").
    As noted in the Prospectus, the Fund may lend up to 30% of its portfolio securities in order to generate additional income. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash or cash equivalents to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time.
    The Fund will not have the right to vote any securities having voting rights during the existence of a loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Investment Adviser to be of good standing, and when, in the judgment of the Investment Adviser the income which can be earned currently from the loans justifies the attendant risk.

Additional Considerations Relating to Fixed-Income Securities
The Fund also may invest up to 25% of its total assets in fixed-income and convertible securities offering high current income. Such high-yielding, high risk, fixed-income securities will ordinarily be in the lower rating categories of recognized rating agencies or will be non-rated, which are commonly referred to as "junk bonds." These lower-rated fixed-income securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa by S&P and Moody's, ratings which are considered investment grade, possess some speculative characteristics.
    Companies that issue high-yielding, high risk, fixed-income securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding, high risk securities may experience financial stress. During such periods, such issuers may not have sufficient revenues or cash flows to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding, high risk securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.
    High-yielding, high risk, fixed-income securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.
    The Fund may have difficulty disposing of such high-yielding, high risk securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high-yielding, high risk, fixed-income securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for high-yielding, high risk, fixed-income securities does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may also have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high-yielding, high risk issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.
    In addition, the market for high-yielding, high risk, fixed-income securities has not weathered a major economic recession, and it is unknown what effect such a recession might have on such securities. It is likely, however, that any such recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.
In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and to pay interest thereon.
    The Fund is authorized to acquire high-yielding, high risk, fixed-income securities that are sold without registration under the federal securities laws and which therefore carry restrictions on resale. While many recent high-yielding, high risk securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.
    The Fund may also acquire high-yielding, high risk, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Investment Adviser will carefully review the credit and other characteristics pertinent to such new issues.
    From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high-yielding, high risk securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high-yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues and the high-yield market in general. However, the likelihood of any such legislation or the effect thereof is uncertain. The liquidity of high-yielding securities may be negatively affected by provisions of The Financial Institutions Reform, Recovery and Enforcement Act of 1989 that prohibit savings associations from acquiring or retaining any corporate debt security that is not investment grade.
    Factors adversely impacting the market value of high-yielding, high risk securities will, to the extent the Fund has invested in such securities, adversely impact the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.
    Adverse publicity regarding lower-rated bonds may depress the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

                        OTHER INVESTMENT RESTRICTIONS
The Fund has adopted the following additional restrictions as matters of fundamental investment policy, which may not be changed without the approval of the lesser of (i) 2/3 or more of the voting securities present at a duly held meeting at which a quorum (50%) is present, or (ii) more than 1/2 of the outstanding voting securities of the Fund. The Fund may not:

1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus (see "Fundamental
     Investment Policies") acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3. Purchase or sell commodities or commodity contracts, including futures contracts.

4. Make loans to other persons except by (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. See Prospectus, "Investment Objective and Policies." However, the Fund may not make loans or invest in any restricted securities including privately sold bonds, debentures or other debt securities or other illiquid assets, including repurchase agreements maturing in over seven (7) days and securities which do not have readily available market quotations, which will cause the then aggregate value of all such securities to exceed 10% of the value of the Fund's total assets (at the time of investment, giving effect thereto).

5. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

6.   Borrow money from banks except for temporary or emergency
     (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made.

7.   Make short sales of securities.

8.   Purchase or sell puts and calls on securities.

9. Participate on a joint or joint and several basis in any securities trading account.

10. Purchase the securities of any other investment company except (1) in the open market or in privately negotiated transactions where (in either case) to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission or dealer discount) results from such purchase but neither open market nor privately negotiated purchases of such securities shall exceed 5% of the Fund's total assets in either category (not in the aggregate), or (2) if such purchase is part of a merger, consolidation or acquisition of assets. The Fund may incur duplicate management and service fees due to this arrangement some of which is required to be rebated under California law.

11. Invest in or hold securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund or the Investment Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

                     PRINCIPAL SHAREHOLDERS OF SECURITIES
The following is information about persons known to the Fund to be record owners of five percent or more of the outstanding shares of the capital stock of the Fund as of January 31, 1999:


                                             Number of
                                            Shares Owned          Percent
          Name and Address                   of Record            of Class
     ---------------------------------     --------------        ----------
     Charles Schwab & Co. Inc. (1)           3,699,992              22.4%
     Attention: Mutual Fund Department
     101 Montgomery Street
     San Francisco, California 94104

     National Financial Service Corp. (2)      873,941               5.3%
     P.O. Box 3908
     Church Street Station
     New York, N.Y. 10008

     Merrill Lynch Group Employee Services (3) 846,998               5.1%
     Merrill Lynch Trust Co. TTEF
     FBO Qualified Retirement Plans
     U/A 01/01/97
     265 Davidson Ave. 4th Floor
     Somerset, NJ 08873-4120
 ------------------------
1. Charles Schwab & Co. Inc. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.

2. National Financial Services Corp. is the nominee for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.

3. Merrill Lynch is the trustee for a company sponsored retirement plan. The plan is the Bozell, Jacobs, Kenyon & Eckhardt, Inc. Profit Sharing Retirement Plan, 800 Blackstone Centre, 302 South 36th Street, Omaha, Nebraska 68131.

                        MANAGEMENT OF THE REGISTRANT
Information about the management of the Fund is contained in the Prospectus under "Management." Compensation paid to the Management was as follows for the year ended December 31, 1998:

                            COMPENSATION TABLE
==================================================================================================

      (1)                   (2)               (3)               (4)                   (5)

                                           Pension or                                Total
                                           Retirement                             Compensation
                        Aggregate       Benefits Accrued    Estimated Annual   from Registrant and
Name of Person,       Compensation     as Part of the Fund   Benefits Upon        Fund Complex
   Position          from Registrant        Expenses           Retirement       Paid to Directors (a)
James H. Gipson
Director, Chairman,
and President              None                None               None                 None

Norman B. Williamson
Director                 $5,000                None               None              $5,000

Lawrence P. McNamee
Director                 $5,000                None               None              $5,000

F. Otis Booth, Jr.
Director                 $5,000                None               None              $5,000

Michael C. Sandler
Vice President             None                None               None                None

Michael Kromm
Secretary
and Treasurer              None                None               None                None

(a) Total 1998 Compensation from the Registrant and the Fund
    Complex consists of compensation paid to directors and trustees by Clipper Fund, Inc.

All directors and officers of the Fund as a group (6 persons) owned beneficially 252,238 shares of the Capital stock on January 31, 1999, approximating 1.5% of the outstanding shares.
That number consists of an aggregate of 104,325 shares held by the Pacific Financial Research, Inc. Money Purchase Plan and Trust;
8,876 shares held by the Pacific Financial Research, Employees
Savings Plan, 23,927 shares held by Mr. F. Otis Booth, Jr., 77,544 shares held by Mr. Gipson, 18,341 shares held by Mr. Williamson in an IRA plan, 2,510 shares held by Mr. & Mrs. Kromm, of which 2,086 are held in an IRA plan and 11,555 shares held by Professor McNamee, of which 1,309 shares are held in IRA plans and 10,246 shares are held in Trust, and 5,161 shares are held by Mr. Sandler, of which 1,526 shares are held in IRA plans.

                          INVESTMENT ADVISORY AND
                              OTHER SERVICES
Certain information regarding investment advisory and other services is in the Fund's Prospectus. Additional information follows:

The Investment Adviser
PFR (the "Investment Adviser") is a registered investment adviser with the Securities and Exchange Commission under the Investment
Advisers Act of 1940. Registration as a registered investment adviser does not involve supervision of management or investment practices and policies by the Securities and Exchange Commission.
James H. Gipson, President and a Director of the Fund, is
President of the Investment Adviser, a wholly owned subsidiary of United Asset Management Corporation. See "Investment Advisory Contract" in the prospectus dated April 30, 1999.

The Investment Advisory Contract
The Investment Advisory Contract (the "Contract") between the
Fund and the Investment Adviser has been approved by the Board of Directors of the Fund, including a majority of the Fund's directors who were not a party to the Contract or interested persons of a party to the Contract, and by the vote of a majority of the outstanding voting shares of the Fund.
Under the Contract, the Investment Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities, in accordance with the Fund's investment objective,
(ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Investment Adviser, (iii) maintains all required books and records with respect to the Fund's securities transactions and provides such periodic and special reports as reasonably requested by the Fund's Board of Directors, (iv) provides the custodian of the Fund's securities on each business day with a list of trades for that day, and (v) provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund.
    Also under the Contract, the Investment Adviser is responsible for (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Investment
Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (ii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients. The Fund is responsible and has assumed the obligation for payment of all of its other expenses including (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (e) charges and expenses of the Fund's custodian, transfer and dividend paying agent and registrar, (f) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials except for meetings called solely for the Investment Adviser's benefit, (g) legal and auditing expenses,
(h) printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (i) payment of all investment advisory fees, (j) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, (k) insurance premiums on the Fund's property and personnel, including the fidelity bond and liability insurance for officers and directors, (l) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records as required by the 1940 Act, including the pricing of the Fund's portfolio securities and the calculation of its daily net asset value, and
(m) any extraordinary and non-recurring expenses, except as otherwise prescribed herein.
    The Contract, as continued, is effective through May 31, 1999. Thereafter, it may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors; and by a majority of the Fund's Board of Directors who are not parties to the Contract or interested persons of any such party, in person at a meeting called for the purpose of voting on such approval.
    The Investment Adviser's fees payable to it by the Fund will be reduced by the amount, if any, by which the Fund's annual operating expenses, expressed as a percentage of average daily net assets, exceed the most restrictive limitation imposed by any state in which the Fund's shares are then qualified for sale.
Computation of this limitation is made monthly during the Fund's fiscal year on the basis of the average daily net asset values and operating expenses to that point during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation is deducted from such monthly payment of the management fee, after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year. In addition, in the event that the Fund does not generate sufficient income to cover its expenses, the Investment Adviser may at its discretion pay from the Investment
Adviser's own funds more than required of it by the most restrictive applicable state limitation. Operating expenses for the purposes of the Contract include the Investment Adviser's management fee but do not include (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes, incurred by or levied on the Fund and (c) interest charges on borrowings. The Contract is terminable on 60 days written notice by vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Directors, or by the Investment Adviser on 60 days written notice, and automatically terminates in the event of its assignment. The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder.
    The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, one of which is a registered investment company.
    The Fund's investment advisory fee to the Investment Adviser was $9,994,778, $6,891,228 and $4,745,682 for the years ended
December 31, 1998, 1997, and 1996, respectively. This fee equals
1% of the average daily net assets of the Fund for the year.

                        BROKERAGE ALLOCATION AND
                            OTHER PRACTICES
The Investment Adviser will furnish advice and recommendations with respect to the Fund's portfolio decisions and, subject to the instructions of the Board of Directors of the Fund, will determine the broker to be used in each specific transaction. In executing the Fund's portfolio transactions, the Investment
Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.
The Fund and the Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such person or firm if the amount of commissions for effecting the transactions is reasonable in relation to the value of the investment information provided by those persons or firms. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts.
    The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the "third market" (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment
Adviser, better prices and executions may be available elsewhere.
The Fund does not allocate brokerage business in return for sales of the Fund's shares.
    Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions.
    The Board of Directors reviews periodically the allocation of brokerage orders to monitor the operation of these policies.
    The aggregate amounts of brokerage commissions paid by the Fund were $1,359,729, $316,753, and $254,824, for the years ended
December 31, 1998, 1997, and 1996, respectively. During the year ended December 31, 1998, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions was $234,766,071 and $152,378, respectively. The amount of these directed commissions that was applied as credit against custody bills by the Fund's custodian, and accounted for on the accrual basis, amounted to $152,378, to the benefit of the Fund only. All trades are placed with brokers on a best execution basis.

                           CAPITAL STOCK AND
                           OTHER SECURITIES
The authorized capital stock of the Fund consists solely of 200,000,000 shares of capital stock having no par value. Each of the Fund's shares has equal dividend, distribution, liquidation and voting rights. Holders of the Fund's shares have no conversion or pre-emptive rights. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of capital stock may not be modified except by vote of the holders of a majority of the outstanding shares. The Articles of Incorporation of the Fund give the Fund the right to redeem shares of capital stock evidenced by any stock certificate presented for transfer at the aggregate net asset value per share. Holders of Capital stock are entitled to one vote per share on all matters voted upon by the Fund's shareholders. In addition, the Fund's shares have cumulative voting rights in the election of directors. This means that a shareholder may cumulate votes by multiplying the number of shares which the shareholder holds by the number of directors to be elected and casting all such votes for one candidate or distributing them among any two or more candidates. In order to cumulate votes, a shareholder must give notice of the shareholder's intention to cumulate votes at the meeting and prior to the voting, and the candidates' names must have been placed in nomination prior to the commencement of voting. If any one shareholder has given notice as described above, then all shareholders may cumulate their votes for candidates in nomination.

       PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED Certain information regarding the purchase and redemption of the Fund's capital shares is contained under the captions "Purchase of Shares," "Redemption of Shares," and "Determination of Net
Asset Value" in the Prospectus. Additional information follows:

Determination of Net Asset Value
The federal holidays on which net asset value will not be determined are: New Year's Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas Day.

Valuation of Assets in Determining Net Asset Value
In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price on such Exchange on the business day as of which such value is being determined. If there has been no sale on such Exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such Exchange on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges are valued in like manner. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

Purchase of Shares
Orders for shares received by the Fund prior to the close of business on the New York Stock Exchange on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the Exchange on that day. Orders received after the close of the New York Stock Exchange or on a day it is not open for trading are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.
The initial investment by an investor must be in an amount of $5,000 or more, except that the minimum investment in an Individual Retirement Account ("IRA") is $2,000. Each additional investment by a shareholder must be at least $1,000 ($200 for IRA accounts) except through dividend reinvestment. The automatic Investment Plan has a minimum monthly investment of $150; however the initial minimum investment is not lowered. The minimum may be waived for other investors at the Investment Adviser's discretion.

Redemption of Shares: Suspension and Redemptions in Portfolio Securities The right of redemption may not be suspended or the date of payment upon redemption postponed for more than three calendar days after a shareholder's redemption request made in accordance with the procedures set forth above, except for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.
    Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors of the Fund and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund can effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. The Fund expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.

                      PERFORMANCE INFORMATION
A description explaining the methodology and relevance of certain historical performance presentations is contained in the Prospectus under "Performance Information."
    Performance information for the Fund may be compared, to: (i) the Dow Jones Industrial Average (the "DJIA"), an unmanaged weighted average of 30 large industrial corporations, (ii) the Standard &
Poor's 500 Stock Index (the "S&P 500"), an unmanaged index of 500 industrial, transportation, utility and financial companies, and
(iii) the Consumer Price Index (the "CPI"), a statistical measure of change, over time, in the price of goods and services in major expenditure groups (such as food, housing, apparel, transportation, medical care, entertainment, and other goods and services) typically purchased by urban consumers. Neither the DJIA nor the S&P 500 is necessarily typical of the type of investments made by the Fund.
Further, the CPI essentially measures the purchasing power of consumers' dollars by comparing the costs of goods and services today with the costs of the same goods and services at an earlier date.
    Additionally, the Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time or since its inception.
An average annual compounding rate reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual compounded returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.
    For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations calculated according to the following formula:

     P (1 + T)n= ERV
Where:
   P =  a hypothetical initial payment of $1,000
   T =  average annual total return
   n =  number of years (1, 5, or 10)
 ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods, at the end of such period (or fractional portion thereof.)

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period.
Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, or 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.
    The Fund's average annual total returns (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10 year periods ended December 31, 1998 and for the period since inception (February 29, 1984), were 19.2%, 21.3%, 17.5%, and
17.8%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.
    The foregoing information should be considered in light of the Fund's investment objective and policies, as well as the risk incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

                               TAX STATUS
Information about the tax status of the Fund and certain federal income tax consequences to Fund shareholders is contained in the Prospectus under "Dividends, Distributions, and Taxes."
    Corporate shareholders should also be aware that availability of the dividends received deduction for a portion of the Fund's distributions is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days and is reduced to the extent such shares are treated as debt-financed under the Internal Revenue
Code of 1986, as amended, (the "Code"). Dividends, including the portions thereof qualifying for the dividends received deduction, are includible in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.
    A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consists of securities in foreign corporations.
Since the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.
Shareholders who are not U.S. persons under the Code should consult their advisers regarding the applicability of U.S.
withholding taxes to Fund distributions and the effect of foreign tax laws.
    Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. A loss on the sale of shares of the Fund held for six months or less is treated as a long-term capital loss to the extent that distributions on such shares were treated as long-term capital gains.
Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if substantially all of its income is distributed to shareholders for each taxable year.
    Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency dominated securities are subject to Section 988 of the Code, which may cause gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount, timing and character of distributions to shareholders.
    The discussions herein and in the Prospectus have been prepared by the management of the Fund, are general in nature and do not purport to be a complete description of all tax implications on an investment in the fund; counsel to the Fund has expressed no opinion in respect therein. Investors should consult their own tax advisers for further details and for the application of federal, state and local tax laws to their particular situations.

                      FINANCIAL STATEMENTS
The audited financial statement of the Fund as contained in the Annual Report to Shareholders for the year ended December 31, 1997 (the "Report") are incorporated herein by reference to the Report which has been filed with the Securities and Exchange Commission. Any person not receiving a copy of the Report with this Statement should call or write the Fund to obtain a free copy.

                    MISCELLANEOUS INFORMATION
State Street Bank and Trust Company, Post Office Box 1713, Mutual
Funds Operations-P2N, Boston, Massachusetts, 02105, acts as the custodian of the securities and other assets of the Fund.
    Ernst & Young LLP, 725 South Figueroa Street, Los Angeles,
California, 90017-5418, are the Fund's independent auditors.
    The validity of shares offered by the prospectus are passed on by Paul Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104-2635.

===============================================================================

CLIPPER FUND(TM)
9601 Wilshire Boulevard
Beverly Hills, California 90210
Telephone (800) 776-5033                           CLIPPER FUND(TM)
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com
SEC File No. 811-3931

INVESTMENT ADVISER
Pacific Financial Research
                                         [CLIPPER FUND(TM) LOGO APPEARS HERE]
DIRECTORS
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee
F. Otis Booth, Jr.

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 419152
Kansas City, Missouri 64141-6152
(800) 432-2504
                                                         STATEMENT OF
CUSTODIAN                                           ADDITIONAL INFORMATION
State Street Bank and Trust Company
                                                         April 30, 1999
COUNSEL
Paul Hasting, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

===============================================================================

PART C. OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial Statements:
            Statement of Assets and Liabilities as of December 31, 1998; Investment Portfolio as of December 31, 1998; Statement of Operations for the year ended December
            31, 1998; Statement of Changes in Net Assets for the two year period ended December 31, 1998; the Financial Highlights for each of the five years then ended; and related notes, are incorporated by reference to the Annual Report to Shareholders for the fiscal year ended December 31, 1998 for the Fund, filed separately. Filing Date: March 2, 1999

        (b)  Exhibits:
             (1)   Articles of Incorporation of the Fund, as amended.
                   Filing: Registration Statement
                   File No.: 811-3931
                   Filing Date: December 21, 1983

             (2)   By-Laws of the Fund.
                   Filing: Registration Statement
                   File No.: 811-3931
                   Filing Date: December 21, 1983

            (3)    Not applicable

            (4)    Not applicable

            (5)    Investment Advisory Contract between Fund and
                   Pacific Financial Research.*
                   Filing: Registration Statement
                   File No.: 811-3931
                   Filing Date: March 2, 1999

            (6)    Not applicable

            (7)    Not applicable

            (8)    Not applicable

            (9)    Transfer Agency and Service Agreement between
                   Clipper Fund(TM) and State Street Bank and Trust Company, with amendments thereto.
                   Filing:  Registration Statement
                   File No.: 811-3931
                   Filing Date: December 21, 1983

            (10)   Opinion and Consent of Counsel.
                   Filing: Registration Statement
                   File No.: 811-3931
                   Filing Date: December 21, 1983

            (11)   Consent of Independent Auditors.*

            (14.1) Model Individual Retirement Account.
                   Filing: Registration Statement
                   File No.: 811-3931
                   Approximate file date: April 30, 1993

            (16)    Schedule of Computation of Performance Quotations.
                    Filing: Registration Statement
                    File No.: 811-3931
                    Filing Date: March 2, 1999

            (27)    Financial Data Schedule*

----------------------------
*Filed Herewith

ITEM 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
             None.

ITEM 26.     NUMBER OF HOLDERS

             Title of Class          Number of Record Holders**
             Capital Stock                    10,336
             _______________________
             **As of January 31, 1999

ITEM 27.     INDEMNIFICATION

             Reference is made to Article VI of the Registrant's By-Laws (filed previously with the Securities and Exchange Commission) and Section 317 of the California General Corporation Law.

             The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 and Release No. 7221 of the Securities and Exchange Commission under the Investment Company Act of 1940 so long as the interpretation of Section 17(h) and 17(i) of such act remain in effect.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of an action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

             See "Investment Advisory and Other Services" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information.

             The officers of the Investment Adviser are Mr. Gipson and Mr. Sandler. Their businesses and other connections are listed under the caption "Management" in the Prospectus constituting Part A of this Registration Statement.

ITEM 29.     PRINCIPAL UNDERWRITERS

             Not applicable.

ITEM 30.     LOCATION OF ACCOUNTS AND RECORDS

             All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of Clipper Fund(TM), 9601 Wilshire Boulevard, Beverly Hills, California 90210.

ITEM 31.     MANAGEMENT SERVICES

             Other than as set forth under the caption "Investment Advisory and Other Services" in the Prospectus, on the back cover of of the Prospectus, and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information, registrant is not a party to any management-related service contracts.

ITEM 32.     UNDERTAKINGS.

             Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to shareholders upon request and without charge.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on it behalf by the undersigned, thereto duly authorized, in the City of Beverly Hills, State of California, on the 2nd Day of March, 1999.
     The registrant certifies that it meets all of the requirements for effectiveness of the Amendment pursuant to Rule 485(b) under the Securities Act of 1933.

                             CLIPPER FUND, INC.


                              James H. Gipson
                           Chairman and President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following in the capacities and on the dates indicated.

       NAME                        TITLE                      DATE
  -------------------   ------------------------------  -----------------

  /s/                   Chairman of the Board           March 2, 1999
  James H. Gipson       President and Director
                        (Principal Executive Officer)

  /s/                   Vice President                  March 2, 1999
  Michael C. Sandler

  /s/                   Secretary, Treasurer            March 2, 1999
  Michael Kromm         (Principal Accounting Officer)


  /s/                   Director                        March 2, 1999
  F. Otis Booth

  /s/                   Director                        March 2, 1999
  Norman B. Williamson

  /s/                   Director                        March 2, 1999
  Lawrence P. McNamee

                               Exhibit List to the
                              Registration Statement
                               of Clipper Fund(TM)
                             Form N-1A--March 2, 1999

              Exhibit No.                Description
                  5             Form of New Advisory Agreement

                 11             Consent of Independent Auditors